EXHIBIT 21

1015 TIFFANY STREET CORPORATION

1047 E 46TH STREET CORPORATION

1070 JERICHO TURNPIKE CORP.

11 PENN TV, LLC

111 NEW SOUTH ROAD CORPORATION

1111 STEWART CORPORATION

1144 ROUTE 109 CORP.

151 S. FULTON STREET CORPORATION

2234 FULTON STREET CORPORATION

389 ADAMS STREET CORPORATION

4CONNECTIONS LLC

A-R CABLE SERVICES - NY, INC.

AMC FILM HOLDINGS LLC

AMERICAN MOVIE CLASSICS COMPANY LLC

AMERICAN MOVIE CLASSICS IV HOLDING CORPORATION

ANIMANIA COMPANY LLC

CABLEVISION AREA 9 CORPORATION

CABLEVISION FAIRFIELD CORPORATION

CABLEVISION LIGHTPATH - CT, INC.

CABLEVISION LIGHTPATH - NJ, INC.

CABLEVISION LIGHTPATH, INC.

CABLEVISION NYI L.L.C.

CABLEVISION OF BROOKHAVEN, INC.

CABLEVISION OF CONNECTICUT, LIMITED PARTNERSHIP

CABLEVISION OF HUDSON COUNTY, LLC

CABLEVISION OF LITCHFIELD, INC.

CABLEVISION OF MONMOUTH, LLC

CABLEVISION OF NEW JERSEY, LLC

CABLEVISION OF NEWARK

CABLEVISION OF OAKLAND, LLC

CABLEVISION OF OSSINING LIMITED PARTNERSHIP

CABLEVISION OF PATERSON, LLC

CABLEVISION OF ROCKLAND/RAMAPO, LLC

CABLEVISION OF SOUTHERN WESTCHESTER, INC.

CABLEVISION OF WAPPINGERS FALLS, INC.

CABLEVISION OF WARWICK, LLC

CABLEVISION PCS MANAGEMENT, INC.

CABLEVISION REAL ESTATE CORPORATION

CABLEVISION SYSTEMS BROOKLINE CORPORATION

CABLEVISION SYSTEMS CORPORATION

CABLEVISION SYSTEMS DUTCHESS CORPORATION

CABLEVISION SYSTEMS EAST HAMPTON

CORPORATION

CABLEVISION SYSTEMS GREAT NECK

CORPORATION

CABLEVISION SYSTEMS HUNTINGTON

CORPORATION

CABLEVISION SYSTEMS ISLIP CORPORATION

CABLEVISION SYSTEMS LONG ISLAND

CORPORATION

CABLEVISION SYSTEMS NEW YORK CITY

CORPORATION

CABLEVISION SYSTEMS OF SOUTHERN

CONNECTICUT LIMITED PARTNERSHIP

CABLEVISION SYSTEMS SUFFOLK CORPORATION

CABLEVISION SYSTEMS WESTCHESTER

CORPORATION

CASSIDY HOLDINGS, INC.

CCG HOLDINGS, LLC

COMMUNICATIONS DEVELOPMENT CORPORATION

CORAM ROUTE 112 CORPORATION

CSC ACQUISITION - MA, INC.

CSC ACQUISITION - NY, INC.

CSC ACQUISITION CORPORATION

CSC AT HOME HOLDING CORPORATION

CSC GATEWAY, LLC

CSC HOLDINGS, LLC

CSC INVESTMENTS INC.

CSC OPTIMUM HOLDINGS, LLC

CSC T HOLDINGS I, INC.

CSC T HOLDINGS II, INC.

CSC T HOLDINGS III, INC.

CSC T HOLDINGS IV, INC.

CSC TECHNOLOGY, LLC

CSC TKR, LLC

CSC TRANSPORT II, INC.

CSC TRANSPORT III, INC.

CSC TRANSPORT IV, INC.

CSC TRANSPORT, INC.

CSC VT, INC.

DIGITAL STORE LLC

DTV NORWICH  LLC

EPICS COMPANY LLC

EQUATOR HD COMPANY LLC

FROWEIN ROAD CORPORATION

GALLERY HD COMPANY LLC

GAMEPLAY HD COMPANY LLC

HD CINEMA 10 COMPANY LLC

IFC ENTERTAINMENT HOLDINGS LLC

IFC ENTERTAINMENT LLC

IFC FILMS LLC

IFC IN THEATERS LLC

IFC PRODUCTIONS I L.L.C.

IFC PROGRAMMING, INC.

IFC THEATRES CONCESSIONS LLC

IFC THEATRES, LLC

KNOLLWOOD DEVELOPMENT CORP.

LAB HD COMPANY LLC

LIGHTPATH VOIP, LLC

LS VOD COMPANY LLC

LS VOD HOLDINGS LLC

MONSTERS COMPANY LLC

NEWS 12 COMPANY

NEWS 12 CONNECTICUT, INC.

NEWS 12 HOLDING CORPORATION

NEWS 12 II HOLDING CORPORATION

NEWS 12 INTERACTIVE, INC.

NEWS 12 NETWORKS LLC

NEWS 12 NEW JERSEY II, INC.

NEWS 12 NEW JERSEY L.L.C.

NEWS 12 NEW JERSEY, INC.

NEWS 12 THE BRONX HOLDING CORPORATION

NEWS 12 THE BRONX, L.L.C.

NEWS 12 TRAFFIC AND WEATHER LLC

NEWS 12 WESTCHESTER, INC.

NEWSBYTES COMPANY LLC

NEWSDAY HOLDINGS  LLC

NEWSDAY LLC

NMG HOLDINGS, INC.

NY OV LLC

OV LLC

PETRA CABLEVISION CORP.

PRINCETON VIDEO IMAGE ISRAEL, LTD

PVI HOLDING, LLC

PVI PHILIPPINES CORPORATION

PVI VIRTUAL MEDIA SERVICES, LLC

RAINBOW ADVERTISING SALES CORPORATION

RAINBOW DBS COMPANY LLC

RAINBOW DBS HOLDINGS, INC.

RAINBOW FILM HOLDINGS LLC

RAINBOW MEDIA ENTERPRISES, INC.

RAINBOW MEDIA HOLDINGS LLC

RAINBOW MVDDS COMPANY LLC

RAINBOW NATIONAL SERVICES LLC

RAINBOW NATIONAL SPORTS HOLDINGS LLC

RAINBOW NETWORK COMMUNICATIONS

RAINBOW PROGRAMMING HOLDINGS LLC

RAVE COMPANY LLC

RMH GE HOLDINGS I, INC.

RMH GE HOLDINGS II, INC.

RMH GE HOLDINGS III, INC.

RNC HOLDING CORPORATION

RNC II HOLDING CORPORATION

RNS CO-ISSUER CORPORATION

RUSH HD COMPANY LLC

SAMSON CABLEVISION CORP.

SELECTS VOD LLC

SPORTS ON DEMAND LLC

SUFFOLK CABLE CORPORATION

SUFFOLK CABLE OF SHELTER ISLAND, INC.

SUFFOLK CABLE OF SMITHTOWN, INC.

SUNDANCE CHANNEL (UK) LIMITED

SUNDANCE CHANNEL ASIA LLC

SUNDANCE CHANNEL EUROPE LLC

SUNDANCE CHANNEL INTERNATIONAL LLC

SUNDANCE CHANNEL L.L.C.

TELERAMA, INC.

THE INDEPENDENT FILM CHANNEL LLC

THE NEW YORK INTERCONNECT L.L.C.

TREASURE HD COMPANY LLC

TWD PRODUCTIONS LLC

ULTRA HD COMPANY LLC

VOOM HD HOLDINGS LLC

WE:  WOMEN’S ENTERTAINMENT LLC

WE:  WOMEN’S ENTERTAINMENT PRODUCTIONS, INC.

WEDDING CENTRAL LLC

WORLD PICKS LLC

WORLD SPORT COMPANY LLC